SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  –  February 10, 2004

(Date of Earliest Event Reported)

Carpenter Technology Corporation

(Exact Name of Registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of Incorporation	(Commission File No.)	(IRS Employer I.D. No.)

2 Meridian Boulevard, Wyomissing, Pennsylvania, 19610
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610)208-2000

Item 4.             Change in Registrant’s Certifying Accountant.

On February 10, 2004 Carpenter Technology Corporation (“Carpenter”) dismissed PricewaterhouseCoopers LLP as the independent accountants for the Savings Plan of Carpenter Technology Corporation (the “Savings Plan”).   PricewaterhouseCoopers LLP will continue to act as the principal accountant to audit Carpenter’s financial statements.

The audit reports issued by PricewaterhouseCoopers LLP on the Savings Plan financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  During the fiscal years ended December 31, 2002 and December 31, 2001 and through February 10, 2004 there were no disagreements between Carpenter and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the Savings Plan’s financial statements for such years.

No reportable event described in Item 304(a)(1)(v) of Regulation S-K occurred during the Savings Plan’s two most recent fiscal years ended December 31, 2002 and through February 10, 2004.

On February 10, 2004, Carpenter approved the engagement of Beard Miller Company LLP to audit the Savings Plan’s financial statements as of and for the Savings Plan’s fiscal year ended December 31, 2003. The determination to engage Beard Miller Company LLP to audit the Savings Plan’s financial statements was approved by the Audit Committee of the Board of Directors at its meeting on February 10, 2004. The engagement of Beard Miller Company LLP relates only to the audit of the Savings Plan’s financial statements.

During the Savings Plan’s two most recent fiscal years ended December 31, 2002 and through February 10, 2004, neither Carpenter nor any person acting on its behalf consulted with Beard Miller LLP regarding either:  (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Savings Plan’s financial statements, and neither a written report was provided to the Savings Plan or oral advice was provided that Beard Miller Company concluded was an important factor considered by the Savings Plan in reaching a decision as to accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or that constituted a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K) with respect to the Savings Plan’s financial statements.

Carpenter provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and a letter from PricewaterhouseCoopers, dated February 17, 2004, confirming its agreement with these disclosures is attached to this Report as Exhibit 16.1.

Item 7.             Financial Statements and Exhibits.

(a)	Exhibits.

The following exhibits are filed herewith:

	16.1	Letter from PricewaterhouseCoopers LLP dated February 17, 2004 re change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2004		CARPENTER TECHNOLOGY CORPORATION
(Registrant)

	By:	/s/ Terrence E. Geremski
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

16.1	Letter from PricewaterhouseCoopers LLP dated February 17, 2004 re change in certifying accountant.